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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITOR

Excalibur Industries, Inc.:

         We hereby consent to the use in this registration statement on Form 10-KSB of our report dated April 9, 2003, relating to the consolidated financial statements of Excalibur Industries, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                    CROSS AND ROBINSON

                                                    Certified Public Accountants

Tulsa, Oklahoma
April 15, 2003


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                         CONSENT OF INDEPENDENT AUDITOR

Excalibur Industries, Inc.:

         We hereby consent to the use in this registration statement on Form 10-KS of our report dated August 2, 2002, relating to the financial statements of Aero Weld, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                    CROSS AND ROBINSON

                                                    Certified Public Accountants

Tulsa, Oklahoma
April 15, 2003

                         CONSENT OF INDEPENDENT AUDITOR

Excalibur Industries, Inc.:

         We hereby consent to the use in this registration statement on Form 10-KSB of our report dated March 6, 2002, relating to the financial statements of Shumate Machine Works, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                    CROSS AND ROBINSON

                                                    Certified Public Accountants

Tulsa, Oklahoma
April 15, 2003